Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12


                                 OAK VALUE FUND
                      -----------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

           Please fold and detach card at perforation before mailing.



                                 OAK VALUE FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                December 15, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Margaret C. Landis and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote, as provided on the reverse side, all shares of beneficial interest of the Oak Value Fund that the undersigned is entitled to vote at the special meeting of shareholders to be held on December 15, 2003 or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated November 12, 2003.

                               Date:   _________________________________________

                               Note: Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign.





                                       Signature(s) PLEASE SIGN IN BOX ABOVE

           Please fold and detach card at perforation before mailing.



IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN.

Please fill in box(es) as shown using black or blue ink or a number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS           [X]

1. With respect to approval of a new investment advisory agreement with Oak Value Capital Management, Inc.

         FOR                       AGAINST                        ABSTAIN
       [    ]                      [    ]                          [    ]

2.   With respect to the election of three Trustees:

     01     Larry D. Coats, Jr.       03     Charles T. Manatt
     02     Matthew F. Sauer

     FOR ALL                     WITHHOLD ALL                  FOR ALL EXCEPT
     [    ]                        [    ]                          [    ]

     ___________________________________________________________________________

     To withhold authority to vote for any Nominee(s), mark "FOR ALL EXCEPT" and write the Nominee number(s) on the line provided.

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 OAK VALUE TRUST
                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707

                         SPECIAL MEETING OF SHAREHOLDERS
                                December 15, 2003

                      Important Voting Information Inside!



TABLE OF CONTENTS

Letter from the President .................................................    1

Notice of Special Meeting of Shareholders .................................    2

Proxy Statement ...........................................................    3

      Proposal 1:  Approval or Disapproval of New Advisory Agreement ......    4

      Proposal 2:  Election of Trustees ...................................    7

      Outstanding Shares and Voting Requirements ..........................   12

      Oak Value Capital Management, Inc. ..................................   13

      Information on the Operation of the Fund ............................   14

      Principal Shareholders ..............................................   15

      Other Matters .......................................................   15

      Exhibit A:  New Management Agreement ................................   17

      Exhibit B: Audit Committee Charter ..................................   23

                            LETTER FROM THE PRESIDENT

                                 Oak Value Trust
                              3100 Tower Boulevard
                                    Suite 700
                          Durham, North Carolina 27707

                                                               November 12, 2003

Dear Shareholder,

     I am writing to inform you of an upcoming Special Meeting of Shareholders of the Oak Value Fund (the "Fund") to be held on December 15, 2003. As most of you are already aware, George W. Brumley, III was tragically killed in an airplane crash in July 2003. Mr. Brumley was one of the Oak Value Fund's co-portfolio managers and one of the founders of Oak Value Capital Management, Inc. ("Oak Value"), the Fund's investment adviser. On October 14, 2003, Oak Value purchased the shares of Oak Value owned by Mr. Brumley's estate. This transaction resulted in a change of control at Oak Value, which in turn resulted in the termination of the investment advisory agreement between Oak Value and the Fund. At the Special Meeting of Shareholders, you are being asked to approve a new advisory agreement with Oak Value under substantially the same terms as the previous advisory agreement. NO FEE INCREASE WILL RESULT FROM APPROVING THE NEW ADVISORY AGREEMENT.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

     The Board of Trustees of the Fund has approved the proposals described herein and recommends a vote "FOR" each proposal. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us toll free at 1-800-680-4199.

     I appreciate your consideration of these important proposals. Thank you for investing with the Oak Value Fund and for your continued support.

Sincerely,

/s/Larry D. Coats, Jr.
Larry D. Coats, Jr.
President

                                 OAK VALUE TRUST

                                 OAK VALUE FUND

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 15, 2003

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Oak Value Fund, a series of the Oak Value Trust, will be held at the offices of Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, on December 15, 2003 at 11:00 a.m., Eastern time, to consider and vote on the following matters:

     1. To approve or disapprove a new investment advisory agreement with Oak Value Capital Management, Inc. NO FEE INCREASE WILL RESULT FROM APPROVING THIS PROPOSAL.

     2.   To elect three Trustees; and

     3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on October 24, 2003 are entitled to notice of and to vote at this meeting or any adjournment thereof.


                                           By order of the Board of Trustees,


                                           /s/John F. Splain
                                           John F. Splain
                                           Assistant Secretary

November 12, 2003
--------------------------------------------------------------------------------
PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 OAK VALUE TRUST

                       SPECIAL MEETING OF SHAREHOLDERS OF
                                 OAK VALUE FUND

                         TO BE HELD ON DECEMBER 15, 2003

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees of the Oak Value Trust ("the Trust") of proxies for use at the Special Meeting of Shareholders of the Oak Value Fund (the "Fund") or at any adjournment thereof. The principal address of the Trust is 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707. This proxy statement and form of proxy were first mailed to shareholders on or about November 12, 2003.

     The Special Meeting of Shareholders is being held for the following purposes: (1) to consider approval of a new investment advisory agreement (the "New Advisory Agreement") with Oak Value Capital Management, Inc. ("Oak Value"); and (2) to elect three Trustees.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by the Fund and the Adviser in equal amounts. In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Fund and/or the Adviser will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

                                   PROPOSAL 1
                APPROVAL OR DISAPPROVAL OF NEW ADVISORY AGREEMENT

BACKGROUND

     In July 2003, George W. Brumley, III, co-portfolio manager to the Fund and a founding member and controlling shareholder of Oak Value, was tragically killed in an airplane crash. Oak Value, under the leadership of David Carr, Jr. (co-portfolio manager of the Fund and the other founding member of Oak Value), appointed Larry D. Coats, Jr. and Matthew F. Sauer to serve with Mr. Carr as co-portfolio managers to the Fund. Messrs. Coats and Sauer have each been with Oak Value in excess of 8 years and serve on Oak Value's investment committee.

     On October 14, 2003, Oak Value repurchased the shares of Oak Value owned by the Estate of George W. Brumley, III (the "Transaction"). The Investment Company Act of 1940 (the "1940 Act") provides in part that an owner of 25% or more of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity. Because Mr. Brumley's ownership in Oak Value was in excess of 25%, the Transaction resulted in a change of control of Oak Value and, pursuant to relevant provisions of the 1940 Act, effectively terminated the investment advisory agreement between the Trust and Oak Value. Therefore, shareholders of the Fund are being asked to approve the New Advisory Agreement in order for Oak Value to continue as the Fund's investment adviser. There may, from time to time, be additional repurchases that change the relative ownership of the remaining shareholders of Oak Value, however, these repurchases are not expected to result in an "assignment" and automatic termination of the New Advisory Agreement. Messrs. Carr, Coats and Sauer will continue to serve as co-portfolio managers for the Fund following the approval of the New Advisory Agreement by shareholders. As discussed more fully below, the terms of the New Advisory Agreement are substantially identical in all material respects to those of the former advisory agreement, except that the New Advisory Agreement has a different effective date and termination date.

THE INTERIM ADVISORY AGREEMENT

     As a result of the Transaction having occurred prior to shareholder approval of the New Advisory Agreement, the Trust does not have an investment advisory agreement in place for the Fund that has been approved by shareholders in accordance with the 1940 Act. In order for Oak Value to continue as the Fund's investment manager, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), at meeting held on October 22, 2003, approved an interim advisory agreement (the "Interim Advisory Agreement") with Oak Value. The Interim Advisory Agreement was approved within 10 days of the termination of the former advisory agreement as required by Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement is dated October 14, 2003, the date of the Transaction, and replaced the former advisory agreement as of such date. The Interim Advisory Agreement will terminate upon shareholder approval of the New Advisory Agreement, unless it sooner terminates according to its terms, as described below.

     The Interim Advisory Agreement is substantially identical in all material respects to the former advisory agreement and the New Advisory Agreement, except that it has a maximum term of 150 days as required by Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement provides for the same level of compensation to Oak Value as the former advisory agreement.

THE NEW ADVISORY AGREEMENT

     The terms of the New Advisory Agreement are substantially identical in all material respects to those of the former advisory agreement, except that the New Advisory Agreement has a different effective date and termination date. The New Advisory Agreement, if approved by shareholders, will replace the Interim Advisory Agreement. Under the New Advisory Agreement, Oak Value will continue to be responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including providing investment research and management and purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund's portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. Oak Value will continue to pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. The Fund will continue to pay all of the expenses relating to its own operations, including brokerage fees and commissions, taxes, interest charges, the fees of Oak Value and the fees and expenses of the Fund's administrator, transfer agent, fund accounting agent and custodian, audit and legal expenses, costs of Trustees' and shareholders' meetings, costs of maintaining the Trust's existence as a legal entity, federal and state registration or qualification fees and expenses, costs of printing and mailing Prospectuses and shareholder reports to existing shareholders, fees and expenses of the Independent Trustees and extraordinary expenses.

     Fees paid to Oak Value under the New Advisory Agreement will be calculated at the same rate as the fees previously charged under the former advisory agreement and those presently charged under the Interim Advisory Agreement. The advisory fee paid by the Fund is equal to the annual rate of 0.90% of the Fund's average daily net assets.

     The New Advisory Agreement, if approved by shareholders, will continue in effect for an initial period of two years from the date of such approval, and from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

     The New Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Trustees, (2) by a vote of the majority of the outstanding voting securities of the Fund, or
(3) by Oak Value. The New Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

     The New Advisory Agreement, like the Interim Advisory Agreement and the former advisory agreement, provides that Oak Value will not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the services that

Oak Value provides to the Fund and further that Oak Value will be indemnified against a loss related to or resulting from the services it provides to the Fund, except, in each case, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from Oak Value's willful misfeasance, bad faith or gross negligence, or from reckless disregard by Oak Value of its obligations and duties under the New Advisory Agreement.

     The description of the New Advisory Agreement in this Proxy Statement is only a summary. The form of the New Advisory Agreement is attached hereto as Exhibit A. You should read the New Advisory Agreement.

     If the shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the effective date of the Interim Advisory Agreement, the Trustees will consider other appropriate actions in accordance with the 1940 Act.

EVALUATION BY THE BOARD OF TRUSTEES

     On November 11, 2003, the Board of Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

     In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Fund, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Advisory Agreement would be in the best interests of the Fund and its shareholders. The Board of Trustees gave substantial weight to the Adviser's representations that: (i) the responsibilities of Oak Value under the New Advisory Agreement are the same in all material respects as under the former advisory agreement and the Interim Advisory Agreement; (ii) the operations of Oak Value and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel of Oak Value who currently provide investment advisory services to the Fund will continue to do so upon approval of the New Advisory Agreement; (iv) the overall management fees payable by the Fund will be at the same rate as the compensation now payable by the Fund; and (v) the overall financial condition of Oak Value remains strong following the Transaction. The Board of Trustees believes that the Fund should receive investment management services under the New Advisory Agreement at least equal to those currently received by the Fund, with no change in the overall management fees payable by the Fund. The Board of Trustees therefore unanimously recommends approval of the New Advisory Agreement by shareholders of the Fund.

     In addition, the Trustees considered a wide range of information of the type they would regularly consider when determining to continue a fund's management agreement as in effect from year to year. The Trustees considered information about, among other things:

     o Oak Value and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

     o    the terms of the New Advisory Agreement;

     o the scope and quality of the services that Oak Value has been providing to the Fund;

     o the investment performance of the Fund compared to similar funds managed by other investment advisers over various periods;

     o the management fee rates payable by the Fund compared to similar funds managed by other investment advisers; and

     o the total expense ratio of the Fund compared to similar funds managed by other investment advisers.

     After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement and to recommend that the Fund's shareholders vote to approve the New Advisory Agreement.


THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  INDEPENDENT  TRUSTEES,   UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.


                                   PROPOSAL 2:
                              ELECTION OF TRUSTEES

     The Board of Trustees of the Trust is proposing that three individuals (the "Nominees") be elected by shareholders to the Board at the Special Meeting of Shareholders. It is intended that the enclosed Proxy will be voted FOR the election of the three Nominees named below as Trustees, unless such authority has been withheld in the Proxy. Each person elected as Trustee shall serve for an indefinite term, until his resignation, retirement or removal. Information regarding each Nominee is set forth below. Each Nominee has consented to serve, or to continue to serve, as a Trustee if elected.

     Shareholders are being asked to elect the three Nominees to serve on the Board of Trustees of the Trust in order to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust as required by the 1940 Act. Currently, the Board consists of five Trustees (Matthew F. Sauer, C. Russell Bryan, John M. Day, Joseph T. Jordan, Jr. and Charles T. Manatt), of which three (Messrs. Bryan, Day and Jordan) were elected previously by shareholders of the Fund. The Board of Trustees has nominated a sixth individual, Larry D. Coats, Jr., an interested person of the Trust, to fill the vacancy created by the death of George W. Brumley, III. The 1940 Act provides, however, that vacancies on the Board of Trustees may not be filled by Trustees unless thereafter at least two-thirds of the Trustees shall have been elected by shareholders. To ensure compliance with the 1940 Act, shareholders are being asked at the Special Meeting to elect Messrs. Sauer and Manatt, who are both currently Trustees but who have not previously been elected by shareholders, and to elect Mr. Coats as a new member of the Board. Consistent with the Trust's Bylaws, and as permitted by Massachusetts law, the Trust does not anticipate holding annual shareholder meetings unless required by the 1940 Act. Thus, the Trustees will effectively be elected for indefinite terms, subject to retirement, resignation or removal. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election at the time of the Special Meeting, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Fund and its underlying investments as well as their careers in business, finance, politics, law and other areas. The Trustees also considered the prior experience of certain of the Nominees as Trustees of the Trust.

THE BOARD OF TRUSTEES GENERALLY

     The Board of Trustees oversees the management of the Trust and generally meets at least quarterly to review reports about Fund operations. The Board has the authority to manage the business of the Trust on behalf of its investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the Trustees may adopt Bylaws providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Fund's investors. Subject to the 1940 Act and applicable Massachusetts law, they may fill vacancies on the Board or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive.

INFORMATION REGARDING THE TRUST'S TRUSTEES, NOMINEES AND OFFICERS

     The following is a list of the Trustees and Nominees and the Executive Officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk. The other Trustees and/or Nominees are independent; that is, among other things, they are not employees or officers of the Trust and they have no financial interest in Oak Value or any of the Trust's other service providers. During the most recent fiscal year, the Board of Trustees met five times. Each Trustee attended over 75% of the meetings of the Board of Trustees, and each member of the Trust's Audit Committee (as discussed below) attended over 75% of the meetings of the Audit Committee.

     INTERESTED TRUSTEES AND OFFICERS. The table below sets forth certain information about each of the Trust's Trustees/Nominees and Executive Officers.


-------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                TERM OF                                PORTFOLIOS       OTHER
                               POSITION(S)     OFFICE AND                               IN FUND     DIRECTORSHIPS1
                                HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)    COMPLEX        HELD BY
NAME, ADDRESS, AND AGE            TRUST       TIME SERVED      DURING PAST 5 YEARS      OVERSEEN       TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*          President and   Indefinite;     President, Chief              1            None
3100 Tower Boulevard             Nominee      Since:          Executive Officer and
Suite 700                                     July 2003       Portfolio Manager with
Durham, NC 27707                                              Oak Value Capital
Age: 43                                                       Management, Inc.; prior
Date of Birth: 05/21/60                                       to July 2003, Executive
                                                              Vice President and
                                                              Portfolio Manager with
                                                              Oak Value Capital
                                                              Management, Inc.
-------------------------------------------------------------------------------------------------------------------
Matthew F. Sauer*               Trustee,      Indefinite;     For more than the past        1            None
3100 Tower Boulevard           Nominee and    Since:          five years, Mr. Sauer has
Suite 700                    Vice President   February 2002   been Senior Vice
Durham, NC 27707                                              President, Director of
Age: 42                                                       Research and Portfolio
Date of Birth: 10/20/61                                       Manager with Oak Value
                                                              Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey             Vice President   Indefinite;     Managing Director of
135 Merchant Street                           Since:          Ultimus Fund Solutions,
Suite 230                                     June 2003       LLC and Ultimus Fund
Cincinnati, OH 45246                                          Distributors, LLC;
Age: 46                                                       prior to March 1999,
Date of Birth: 04/08/57                                       President of Countrywide
                                                              Fund Services, Inc. (a
                                                              mutual fund services company).
-------------------------------------------------------------------------------------------------------------------
Mark J. Seger                   Treasurer     Indefinite;     Managing Director of
135 Merchant Street                           Since:          Ultimus Fund Solutions,
Suite 230                                     June 2003       LLC and Ultimus Fund
Cincinnati, OH 45246                                          Distributors, LLC;
Age: 41                                                       prior to March 1999,
Date of Birth: 01/04/62                                       First Vice President of
                                                              Countrywide Fund
                                                              Services, Inc.
-------------------------------------------------------------------------------------------------------------------
John F. Splain                  Secretary     Indefinite;     Managing Director of
135 Merchant Street                           Since:          Ultimus Fund Solutions,
Suite 230                                     June 2003       LLC and Ultimus Fund
Cincinnati, OH 45246                                          Distributors, LLC;
Age: 47                                                       prior to March 1999,
Date of Birth:  09/07/56                                      First Vice
                                                              President/Secretary of
                                                              Countrywide Fund
                                                              Services, Inc. and
                                                              affiliated companies.
-------------------------------------------------------------------------------------------------------------------

* Messrs. Coats and Sauer may each be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.

1 Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

     INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.


-------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                TERM OF                               PORTFOLIOS        OTHER
                              POSITION(S)      OFFICE AND           PRINCIPAL           IN FUND     DIRECTORSHIPS1
                               HELD WITH       LENGTH OF          OCCUPATION(S)         COMPLEX        HELD BY
  NAME, ADDRESS, AND AGE         TRUST        TIME SERVED      DURING PAST 5 YEARS     OVERSEEN       TRUSTEE
-------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                Trustee      Indefinite;     Managing Director of          1            None
112 Tryon Plaza                              Since:          Brookwood Associates,
Suite 1500                                   May 1995        LLC (an investment
Charlotte, NC 28284                                          banking firm); prior to
Age: 43                                                      April 1999, Principal
Date of Birth: 06/13/60                                      with NationsBanc
                                                             Montgomery Securities,
                                                             Inc. (an investment
                                                             banking firm).
-------------------------------------------------------------------------------------------------------------------
John M. Day                     Trustee      Indefinite;     For more than the             1            None
5151 Glenwood Avenue                         Since:          past five years, Mr.
Raleigh, NC 27612                            May 1995        Day has been Managing
Age: 49                                                      Partner of Maynard
Date of Birth: 04/28/54                                      Capital Partners (an
                                                             investment firm).
-------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.           Trustee      Indefinite;     For more than the             1            None
1816 Front Street                            Since:          past five years, Mr.
Suite 320                                    May 1995        Jordan has served as
Durham, NC 27705                                             the President of
Age: 57                                                      Practice Management
Date of Birth: 04/17/46                                      Services, Inc. (a
                                                             medical practice
                                                             management firm).
-------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.       Trustee and    Indefinite;     Founder of Manatt,            1            None
1501 M Street, NW               Nominee      Since:          Phelps & Phillips,
Suite 700                                    February 2002   L.L.P. (a law firm);
Washington, D.C. 20005                                       from 1999 to 2001,
Age: 67                                                      U.S. Ambassador to
Date of Birth: 06/9/36                                       the Dominican
                                                             Republic.
-------------------------------------------------------------------------------------------------------------------


1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
   Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

         AUDIT COMMITTEE. Messrs. Bryan, Day, Jordan and Manatt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. See Exhibit B for a copy the Trust's Audit Committee Charter. The Trustees have not appointed a compensation committee or a nominating committee. The Audit Committee meets periodically, as necessary, and met two times during the most recently completed fiscal year.

     OTHER COMMITTEES. The Trust does not have a compensation committee or other committees performing similar functions. While the Trust does not have a standing nominating committee, the selection and nomination of the Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees.

 TRUSTEE/NOMINEE OWNERSHIP OF SHARES OF OAK VALUE FUND AS OF SEPTEMBER 30, 2003*

============================================================================================
(1)                            (2)                               (3)
============================================================================================
NAME OF TRUSTEE           DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
OR OFFICER               EQUITY SECURITIES     AND/OR SHARES IN ALL REGISTERED INVESTMENT
                          AND/OR SHARES IN     COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
                              THE FUND                    INVESTMENT COMPANIES
============================================================================================
C. Russell Bryan           $10,001--$50,000                 $10,001--$50,000

============================================================================================
John M. Day                   $1--$10,000                      $1--$10,000

============================================================================================
Joseph T. Jordan, Jr.        Over $100,000                    Over $100,000

============================================================================================
Charles T. Manatt, Esq.    $50,001--$100,000                $50,001--$100,000

============================================================================================
Larry D. Coats, Jr.          Over $100,000                     Over $100,000

============================================================================================
Matthew F. Sauer             Over $100,000                     Over $100,000

============================================================================================

* Each Trustee and/or Nominee owns less than 1% of the Fund's outstanding shares. All Trustees, Nominees and officers as a group owned of record or beneficially less than 1% of the Fund's outstanding shares on the Record Date.

     BOARD COMPENSATION. Trustees of the Trust who are not directors, officers or employees of Oak Value or the Distributor receive from the Trust an annual retainer of $12,000 and a fee of $2,500 for each Board of Trustees meeting of the Trust attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are directors, officers or employees of Oak Value or the Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Independent Trustee from the Trust during the fiscal year ended June 30, 2003.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL
                                                                                                         COMPENSATION
                                                           PENSION OR                                      PAID FROM
                                                           RETIREMENT                                       FUND AND
                                   AGGREGATE            BENEFITS ACCRUED            ESTIMATED                 FUND
                                 COMPENSATION            AS A PART OF            ANNUAL BENEFITS           COMPLEX TO
NAME OF TRUSTEE                    FROM FUND             FUND EXPENSES            UPON RETIREMENT           TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                    $22,000                    -0-                      -0-                  $22,000

---------------------------------------------------------------------------------------------------------------------------
John M. Day                         $19,500                    -0-                      -0-                  $19,500

---------------------------------------------------------------------------------------------------------------------------



                                                            11

--------------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.               $22,000                    -0-                      -0-                  $22,000

---------------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.             $22,000                    -0-                      -0-                  $22,000

---------------------------------------------------------------------------------------------------------------------------


OWNERSHIP IN THE FUND'S INVESTMENT ADVISER1 OR DISTRIBUTOR2, OR ANY ENTITY DIRECTLY OR INDIRECTLY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE FUND, BY TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940
ACT) OF THE FUND AS OF SEPTEMBER 30, 2003

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
C. Russell Bryan              N/A                N/A                 N/A                None                N/A

=========================================================================================================================
John M. Day                   N/A                N/A                 N/A                None                N/A

=========================================================================================================================
Joseph T. Jordan, Jr.         N/A                N/A                 N/A                None                N/A

=========================================================================================================================
Charles T. Manatt, Esq.       N/A                N/A                 N/A                None                N/A

=========================================================================================================================

1    Oak Value Capital Management, Inc.
2    Ultimus Fund Distributors, LLC



THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  INDEPENDENT  TRUSTEES,   UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.


OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on October 24, 2003 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders of any adjournment thereof. As of the Record Date, there were 9,193,016.91 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

     The vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement (Proposal 1). The vote of a majority of the outstanding shares for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. With respect to the election of Trustees (Proposal 2), the three Nominees receiving the highest number of affirmative votes cast at the meeting will be elected, so long as the votes FOR each Nominee exceed the votes AGAINST the Nominee.

     A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the Fund's outstanding shares is necessary to constitute a quorum at the meeting. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

     Abstentions and "broker non-voters" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on any of the Proposals effectively will be a vote against that Proposal.

     The Trustees of the Trust intend to vote all of their shares in favor of each of the proposals described herein.

OAK VALUE CAPITAL MANAGEMENT, INC.

     Oak Value is a North Carolina corporation organized in 1992. In addition to serving as investment adviser to the Fund, Oak Value provides investment advisory services to individuals, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and corporations. Oak Value manages more than $1.3 billion in assets. Oak Value is located at 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707.

     During the fiscal year ended June 30, 2003, the Fund paid investment advisory fees of $2,078,807 to Oak Value. The former advisory agreement between Oak Value and the Trust (which terminated on October 14, 2003, as discussed in Proposal 1 above) was last submitted and approved by the Board of Trustees on May 13, 2003 and by shareholders of the Fund on May 22, 1995.

     The controlling shareholders (shareholders owning 25% or more of Oak Value) of Oak Value are David R. Carr, Jr. and Larry D. Coats, Jr. The directors of Oak Value are David R. Carr, Jr., Larry D. Coats, Jr., Matthew F. Sauer and Margaret
C. Landis. The address and principal occupation of each principal executive officer and director of Oak Value are set forth in the table below.

NAME AND ADDRESS                                PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
David R. Carr, Jr.                 Chairman, Chief Investment Officer, Portfolio
3100 Tower Boulevard               Manager and Director of Oak Value
Suite 700
Durham, NC 27707

Larry D. Coats, Jr.                President, Chief Executive Officer, Portfolio
3100 Tower Boulevard               Manager and Director of Oak Value
Suite 700
Durham, NC 27707

Matthew F. Sauer                   Senior Vice President, Director of Research,
3100 Tower Boulevard               Portfolio Manager, Assistant Treasurer and
Suite 700                          Director of Oak Value
Durham, NC 27707

Margaret C. Landis                 Vice President, Director of Compliance,
3100 Tower Boulevard               Secretary, Treasurer and Director
Suite 700                          of Oak Value
Durham, NC 27707

     Each of the following persons is both a Trustee or officer of the Trust and a director, officer or employee of Oak Value:


                                                                          Position with
  Name                             Position with Oak Value                the Trust
  -------------------------        --------------------------             ----------------------
  Larry D. Coats, Jr. *            President, Chief Executive Officer,    President
                                   Portfolio Manager and Director

  Matthew F. Sauer**               Senior Vice President, Director        Trustee/Vice President
                                   of Research, Portfolio Manager,
                                   Assistant Treasurer and Director

  Margaret C. Landis               Vice President, Director of            Assistant Secretary
                                   Compliance, Secretary, Treasurer
                                   and Director

* Larry D. Coats, Jr. is currently a Nominee for election as a Trustee at the Special Meeting of Shareholders.

** Matthew F. Sauer currently serves as a Trustee. He is also a Nominee for election at the Special Meeting of Shareholders.


INFORMATION ON THE OPERATION OF THE FUND

DISTRIBUTION OF SHARES

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Cincinnati, Ohio 45246, serves as the Fund's principal underwriter. The
Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accountant.

ADMINISTRATION AND OTHER SERVICES

     The Fund has entered into agreements with Ultimus, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, whereby Ultimus is responsible for the provision of administration, fund accounting and transfer agent and shareholder services to the Fund. For providing administration services to the Fund, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, .075% of such assets from $50 million to $200 million, .050% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month.

ANNUAL AND SEMIANNUAL REPORTS
The Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report upon request. To request these documents, please call us toll free at 1-800-622-2474, or write to John F. Splain, Secretary, Oak Value Fund, P.O. Box 46707, Cincinnati, Ohio 45246-0707.


PRINCIPAL SHAREHOLDERS
     As of the Record Date, the following were five percent or greater shareholders of the Fund:

--------------------------------------------------------------------------------
                                        SHARE BALANCE           PERCENTAGE
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                         38.88%
101 Montgomery Street
San Francisco, California 94104
--------------------------------------------------------------------------------
National Financial Services LLC                                    13.91%
1 World Financial Center
New York, New York 10281
--------------------------------------------------------------------------------


OTHER MATTERS

     The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Margaret C. Landis, Assistant Secretary of the Trust, 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707.

                                    By Order of the Board of Trustees,

                                    /s/ John F. Splain
                                    John F. Splain
                                    Secretary

Date:    November 12, 2003

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT


THIS AGREEMENT, entered into as of the ____ day of _______, 2003, by and between OAK VALUE TRUST, a Massachusetts business trust, on behalf of its OAK VALUE FUND series (the "Fund"), and OAK VALUE CAPITAL MANAGEMENT, INC. (the "Advisor"), a North Carolina corporation registered as an investment advisor under the Investment Advisers Act of 1940, as amended.

WHEREAS,  the  Trust  is  registered  as  a  diversified,   open-end  management
investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to the Fund, and the Advisor is willing to so furnish such services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Advisor to act as investment advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

     (a) The Trust's Declaration of Trust, as filed with The Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

     (b) The Trust's Bylaws (such Bylaws, as presently in effect and as they shall from time to time be amended, are herein called the "Bylaws");

     (c)  Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of the Advisor and approving this Agreement;

     (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933, as amended, relating to shares of beneficial interest of the Fund (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto; and

     (e) The Fund's Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

           The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Advisor further agrees that it:

          (a)  Will  conform  its  activities  to  all   applicable   rules  and
               regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other federal and state agencies which may now or in the future have jurisdiction over its activities under this Agreement;

          (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, the Advisor may consider the financial responsibility, research and investment information and other services provided by brokers. It is understood that research and investment information provided by such brokers may be useful to the Advisor in connection with its services to other clients;

          (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

          (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby provided, however, that without the written consent of the Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Fund.

6. EXPENSES. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Advisor will pay the entire cost of the promotion and sale of Fund shares.

           Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

          (a)  Taxes, interest charges and extraordinary expenses;
          (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
          (c) Fees and expenses of the custodian of the Fund's portfolio securities;
          (d) Fees and expenses of the Fund's administrator, transfer and dividend disbursing agent and the Fund's fund accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
          (e)  Auditing and legal expenses;
          (f)  Cost of maintenance of the Trust's existence as a legal entity;
          (g) Compensation of Trustees who are not interested persons of the Advisor as that term is defined by law;
          (h)  Costs of Trustees' and shareholders' meetings;
          (i)  Federal  and  state   registration  or  qualification   fees  and
               expenses;
          (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
          (k) The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and
          (l) Distribution expenses, but only in accordance with a Plan of Distribution as approved by the shareholders of the Fund in accordance with Rule 12b-1 under the 1940 Act.

           It is understood that the Trust may desire to register the Fund's shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund's shares in such states only with the prior written consent of the Advisor.

7. COMPENSATION. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, at the annual rate of nine tenths of one percent (0.9%) of such assets.

8.(a) LIMITATION OF LIABILITY. The Advisor shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

  (b) INDEMNIFICATION OF ADVISOR. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of
          (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and
          (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

          As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under this Agreement.

          The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

  (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date hereof and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

          (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
               Act), cast in person at a meeting called for the purpose of voting on such approval; and

          (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

           Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by the Advisor at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination of the Trust must be authorized either by vote of the

           Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
           Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This
           Agreement shall be binding and shall insure to the benefit of the parties hereto and their respective successors.

12. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                                OAK VALUE TRUST


By: ___________________________        By: ___________________________


Title: ________________________        Title: ________________________



ATTEST:                                OAK VALUE CAPITAL MANAGEMENT, INC.


By: ___________________________        By: ___________________________


Title: ________________________        Title: ________________________

                                                                       EXHIBIT B

                             AUDIT COMMITTEE CHARTER
                                 Oak Value Trust

     Pursuant to Article IV, Section 4.2 of the By-Laws of Oak Value Trust (formerly the Tuscarora Investment Trust) (the "Trust"), the Board of Trustees hereby establishes this Audit Committee Charter (the "Charter") and adopts the following as the governing principles of the Audit Committee (the "Committee") of the Trust.

I.   MEMBERSHIP

The Committee will consist only of members of the Board of Trustees who are not "interested persons" as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Trust's accounting, financial reporting and operational processes.

II.  PURPOSES OF THE COMMITTEE

The Committee is designed to assist the full Board of Trustees in fulfilling its oversight responsibilities with regard to the financial reporting process for the Trust. The purposes of the Committee are: (i) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and the internal controls of its service providers; (ii) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (iii) to act as liaison between the investment adviser and the administrator (collectively, "management"), the Trust's independent auditors and the full Board of Trustees; and (iv) to perform or oversee special investigations, as required.

The function of the Committee is oversight. Management's responsibility is to maintain appropriate systems for accounting, financial reporting and internal control; the independent auditors' responsibility is to plan and carry out a proper audit.

III. PRINCIPAL RESPONSIBILITIES

To carry out its purposes, the Committee will have the duty and power to:

     A. Recommend the selection, retention and termination of the independent auditors and, in connection therewith, to evaluate the: (i) independence of the auditors, including the procedures followed to ensure the firm's independence and whether the independent auditors provide any services to management or their respective affiliates, including consulting services, or are otherwise engaged in any relationship that may impact their objectivity and independence; (ii) knowledge and experience in the industry and the number of other investment companies serviced by the firm; (iii) policy regarding rotation of personnel assigned to the engagement; (iv) nature and quality of other services offered by the firm, (v) firm's manner of communicating weaknesses noted in the internal control system of the Trust or its service providers; and (vi) firm's basis for determining audit fees.

     B. Take or recommend that the full Board of Trustees take, appropriate action to ensure the independence of the independent auditors, including requiring that the independent auditors discuss their independence with the Committee and provide an annual written representation that (i) confirms that, in the professional judgement of the independent auditors, they are independent of the Trust, and (ii) identifies all relationships between the independent auditors and their related entities and the Trust and management, and their respective related entities that, in the independent auditors' professional judgement, may reasonably be thought to bear on independence.

     C. Approve (i) all audit and non-audit services that the Trust's independent auditors provide to the Trust, and (ii) all non-audit services that the Trust's independent auditors provide to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Trust ("advisory affiliates"), if the engagement relates directly to the operations and financial reporting of the Trust. De minimis non-audit services do not require pre-approval.1

     D. Meet with the independent auditors, the Treasurer of the Trust, the internal auditors and/or management, as necessary, to:

     1. consider the audit scope and plan relating to the annual audit and any special audit(s) to ensure completeness of coverage, reduction of redundant efforts and effective use of audit resources;

     2. review the financial statements and related footnotes contained in the prospectus and annual and other periodic reports to the shareholders;

     3. review the results of any annual or special audit(s) including: (i) the report of the independent auditors and any significant audit findings; (ii) a discussion of significant judgments and accounting estimates required by management in the preparation of the financial statements; (iii) the independent auditors' views as to the adequacy of disclosures in the Trust's financial statements in relation to generally accepted accounting principals; (iv) any serious disputes with management encountered in the course of the audit; (v) any restrictions on the independent auditors' scope of activities or access to required information; (vi) significant changes to the audit plan; and (vii) other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted accounting standards;

     4. consider the comments of the independent auditors and the internal auditors with respect to the Trust's or the relevant service provider's financial policies, accounting practices and internal controls and management's responses thereto, including the status of any previous audit recommendations; and

     5. review the form of opinion the independent auditors propose to render to the Board of Trustees and the shareholders, including any qualifications in the independent auditors' opinion.


----------------------------------
1/ A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the Trust, its investment adviser, and advisory affiliates that provide ongoing services to the Trust for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Trust did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

In addition to such meetings as may be held according to this provision, the Committee will also meet in executive session with the independent auditors (and the internal audit staff, if necessary) at least once a year outside the presence of management representatives.

     E. Consider the effect upon the Trust of any (i) changes in accounting principles or practices proposed by management or the independent auditors; (ii) significant tax accounting policies elected by the Trust (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes; and (iii) legal and regulatory matters (including reports received from regulators and litigation matters) that may have a material impact on the Trust's financial statements and related compliance policies.

     F. Review the fees charged by the independent auditors for audit and non-audit services, including meeting with management, as appropriate, to learn its assessment of the independent auditors and the appropriateness of the audit fees.

     G. Investigate improprieties or suspected improprieties in the Trust's accounting, auditing or financial reporting operations.

     H. In its discretion, consider from time to time any other matters that the Committee believes are required of it in keeping with its responsibilities under this Charter.

IV.  OPERATION OF THE COMMITTEE

     A. The Committee will meet on a regular basis and is empowered to hold special meetings as circumstances require. The Committee will maintain minutes or other records of its meetings and activities.

     B. The Committee will report its activities to the full Board of Trustees on a regular basis and make such recommendations as the Committee may deem necessary or appropriate.

     C. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

     D. The Committee will review this Charter at least annually and recommend any changes to the full Board of Trustees.



Revised February 25, 2003